                                                                    EXHIBIT 99.1


PRESS RELEASE
                                                     Investor Relations Contact:
                                                     Chester J. Popkowski (Chet)
                                                          Senior Vice President,
                                          Chief Financial Officer, and Treasurer
                                                                  (404) 853-1205
                                               Web site: www.nationalservice.com




November 13, 2002

                                       NSI
                                      ----
            ANNOUNCES SETTLEMENT OF BEAUMONT, TEXAS ASBESTOS CLAIMS;
                        INCREASES RESERVE FOR FISCAL 2002
                                      ----

         Atlanta, GA -- National Service Industries (NYSE: NSI) today announced that it has entered into an agreement in principle to settle a significant number of asbestos claims currently pending against the Company in Jefferson County (Beaumont) and Orange County, Texas. These cases were filed in Texas on behalf of Alabama residents before tort reform was enacted in the State of Texas in 1997. Texas tort reform prohibits future out-of-state plaintiffs with injuries incurred in other states from bringing their claims in Texas state courts.

         The settlement will require a series of scheduled payments in 2003 and 2004. NSI expects substantially all of these payments to be covered by its available insurance. Specific terms of the settlement are confidential, pursuant to agreement with the plaintiffs' counsel.

         "We are pleased to put these pre-tort reform Texas cases behind us," said Brock Hattox, Chairman and Chief Executive Officer of NSI. "These cases involved out-of-state plaintiffs who brought these claims against us in unfavorable judicial venues in Jefferson County and Orange County, Texas. We recognize that this is a large settlement. However, by settling these cases we believe we have significantly reduced our overall litigation risk."

          Subsequent to August 31, the company concluded that it was in the best interests of the company and its shareholders to settle these Texas pre-tort reform claims for amounts greater than originally anticipated, rather than risk potentially higher jury awards. As a result, the company will increase on its balance sheet its asbestos liability and recoverable insurance receivable by $64 million and $53 million, respectively, as of August 31, 2002. The difference between the increase in the liability and receivable will result in an additional $11 million pre-tax charge to earnings in the fourth quarter of the fiscal year ended August 31, 2002. Although substantially all of the cash payments associated with this settlement are anticipated to be covered by insurance, the $11 million charge is necessary to account for insolvent insurers based on future projections. After considering the recording of this transaction, the Company's diluted earnings per share from continuing operations for the year ended August 31, 2002 will be a 67-cent loss per share.

         Management will continue to monitor its asbestos related activities, including all claims, the status of lawsuits (including settlement initiatives), legislative developments, insurance related matters and costs incurred. As additional information becomes available, the company will reassess its liability and insurance receivable and revise and record its estimates in the future reporting periods as necessary.

                                      * * *


         National Service Industries, Inc., with fiscal year 2002 sales of $530 million, has two business segments -- textile rental and envelopes.


                                      * * *

         Certain information contained in this press release constitutes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are inherently uncertain and involve risks. Statements that are not historical facts, including statements about management's estimates, beliefs and expectations, are forward-looking statements. These statements include, among others, statements regarding amounts and timing of expenditures with respect to liabilities relating to asbestos litigation or environmental claims and amounts and timing of insurance recoveries covering those expenses. Forward-looking statements are only predictions and are not guarantees of performance. These statements are based on management's beliefs and assumptions, which in turn are based on currently available information. Important assumptions relating to the forward-looking statements include, among others, assumptions regarding expected outcomes of pending litigation and dispute resolution, the expected costs of pending and future asbestos claims, the solvency of the Company's insurers and the resolution of allocation and coverage issues with those insurers on a basis consistent with management's current expectations, competitive conditions and general economic conditions. These assumptions could prove inaccurate. Forward-looking statements also involve risks and uncertainties, which could cause actual results to differ materially from those contained in any forward-looking statement. Many of these factors are beyond the Company's ability to control or predict. Such factors include, but are not limited to, (a) unexpected developments or outcomes in the Company's legal proceedings, (b) the risk of additional insolvencies among the Company's insurance carriers, and (c) the risk of an increase or acceleration in the number of asbestos-related claims filed against the Company.


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NATIONAL SERVICE INDUSTRIES, INC.
-------------------------------------------------------------------------------
Summary of Operations (unaudited)
-------------------------------------------------------------------------------
(amounts in thousands, except per-share data)


                                                                               THREE MONTHS ENDED            TWELVE MONTHS ENDED
                                                                           --------------------------     -------------------------
                                                                            AUGUST 31,    August 31,       AUGUST 31,    August 31,
                                                                               2002          2001             2002         2001
                                                                           --------------------------     -------------------------
         Sales and Service Revenues:
               Textile rental                                               $  79,760      $  86,086      $ 319,669      $ 334,820
               Envelope                                                        50,164         57,039        212,761        228,462
                   Total Operating Revenues                                   129,924        143,125        532,430        563,282

         Operating Profit (Loss):
               Textile rental                                                   1,337         (3,480)         2,996         12,553
               Envelope                                                           177        (17,136)         3,004        (13,145)
                                                                                1,514        (20,616)         6,000           (592)
               Corporate                                                      (17,491)       (18,049)       (24,590)       (21,909)
               Gain on sale of building                                            --             --          7,966             --
               Interest expense, net                                               16            442            385          1,770
               Income from continuing operations before
                  taxes and cumulative effect of a change in
                  accounting principle                                        (15,993)       (39,107)       (11,009)       (24,271)
               Income tax provision                                            (5,956)       (14,469)        (4,074)        (8,980)
               Loss from continuing operations before
                  cumulative effect of a change in accounting principle       (10,037)       (24,638)        (6,935)       (15,291)

         Discontinued Operations:
               Income from discontinued operations, net of tax                     --          6,718         11,534         42,304
               Costs associated with effecting spin-off, net of tax                --             --        (19,069)            --
         Cumulative effect of a change in accounting principle,
            net of tax                                                             --             --        (17,602)            --
         Net (Loss) Income                                                  $ (10,037)     $ (17,920)     $ (32,072)     $  27,013


         Basic EPS:
         Loss from continuing operations before
            cumulative effect of a change in accounting principle           $   (0.97)     $   (2.39)     $   (0.67)     $   (1.49)
         Discontinued Operations:
               Income from discontinued operations, net of tax                     --           0.65           1.12           4.12
               Costs associated with effecting spin-off, net of tax                --             --          (1.85)            --
         Cumulative effect of a change in accounting principle,
            net of tax                                                             --             --          (1.71)            --
         Net (Loss) Income                                                  $   (0.97)     $   (1.74)     $   (3.11)     $    2.63

         Diluted EPS:
         Loss from continuing operations before
            cumulative effect of a change in accounting principle           $   (0.97)     $   (2.39)     $   (0.67)     $   (1.49)
         Discontinued Operations:
               Income from discontinued operations, net of tax                     --           0.65           1.12           4.12
               Costs associated with effecting spin-off, net of tax                --             --          (1.85)            --
         Cumulative effect of a change in accounting principle,
            net of tax                                                             --             --          (1.71)            --
         Net (Loss) Income                                                  $   (0.97)     $   (1.74)     $   (3.11)     $    2.63

         Basic weighted-average shares outstanding during period               10,343         10,289         10,324         10,267
         Diluted weighted-average shares outstanding during period             10,343         10,289         10,324         10,267
         Dividends paid per share                                           $    0.04      $    1.32      $    0.76      $    5.28
         Actual Shares outstanding end of period                               10,968         10,306

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NATIONAL SERVICE INDUSTRIES, INC.
--------------------------------------------------------------------------------
Condensed Consolidated Balance Sheets (unaudited)
--------------------------------------------------------------------------------
(amounts in thousands)

                                                                  AUGUST 31,            August 31,
                                                                     2002                  2001
                                                                -------------           -----------
         ASSETS
         Current Assets:
               Cash and Short-Term Investments                    $ 20,969               $     --
               Receivables, net                                     52,198                 60,406
               Inventories and Linens in Service                    67,843                 76,105
               Insurance Receivable                                 42,024                 28,616
               Other Current Assets                                  5,779                 21,242
                   Total Current Assets                            188,813                186,369

         Property, Plant and Equipment, net                        147,956                171,045
         Insurance Receivable                                      140,831                 66,574
         Other Assets                                               41,498                 74,110
         Net Assets of Discontinued Operations                          --                400,296
         TOTAL ASSETS                                             $519,098               $898,394

         LIABILITIES AND SHAREHOLDERS' EQUITY
         Current Portion of Litigation Reserve                    $ 41,288               $ 30,453
         Other Current Liabilities                                  64,548                 68,195
         Long-Term Debt, Less Current Maturities                       984                  1,990
         Deferred Income Taxes                                       7,853                 32,431
         Litigation Reserve, less Current Portion                  166,844                 82,917
         Other Long-Term Liabilities                                16,948                 19,780
         Stockholders' Equity                                      220,633                662,628
         TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY               $519,098               $898,394


Condensed Consolidated Cash Flows (unaudited)
(amounts in thousands)

                                                                                               TWELVE MONTHS ENDED
                                                                                        ---------------------------------
                                                                                         AUGUST 31,            August 31,
                                                                                            2002                  2001
                                                                                        ------------           ----------

CASH PROVIDED BY (USED FOR):
Operations-
      Net loss from continuing operations                                                 $ (6,935)            $ (15,291)
      Depreciation and amortization                                                         25,615                27,633
      Other operating activities                                                             1,152               (41,479)
      Net cash provided by discontinued operations                                           6,935               105,187
          Cash Provided by Operations                                                       26,767                76,050

Investing-
      Capital expenditures                                                                 (17,178)              (23,053)
      Sale of property, plant and equipment                                                 22,867                 1,289
      Acquisitions                                                                          (3,696)               (5,596)
      Divestitures                                                                           1,062                 4,888
      Other investing activities                                                             1,120                (2,182)
          Cash Provided by (Used for) Investing Activities                                   4,175               (24,654)

Financing-
      Repayments of credit facility, net                                                    (1,999)                    -
      Repayments of long-term debt                                                            (924)                    -
      Treasury shares, net                                                                     875                 3,054
      Dividends                                                                             (7,925)              (54,450)
          Cash Used for Financing Activities                                                (9,973)              (51,396)

Net Change in Cash                                                                          20,969                     -
Cash at Beginning of Year                                                                        -                     -
Cash at End of Year                                                                       $ 20,969                   $ -